SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                November 20, 1997

                           PERSONNEL MANAGEMENT, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                     INDIANA
                 (State or Other Jurisdiction of Incorporation)

               0-23144                                           35-1671569
         (Commission File No.)                                (I.R.S. Employer
                                                            Identification No.)

                1499 Windhorst Way, Suite 100, Greenwood, Indiana
                    (Address of Principal Executive Officer)

                                      46143
                                   (Zip Code)

                                 (317) 888-4400
              (Registrant's Telephone Number, Including Area Code)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On November 20, 1997, Ernst & Young LLP was engaged as the independent auditor for Personnel Management, Inc. The engagement has been approved by the audit committee of the Board of Directors of Personnel Management, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 21, 1997

PERSONNEL MANAGEMENT, INC.

By:      /s/ Robert R. Millard
         -------------------------------------
         Robert R. Millard, Vice President of
         Finance and Administration (Principal
         Financial Officer and Authorized
         Signatory)